# LARGO INC.

(EXISTING UNDER THE LAWS OF THE PROVINCE OF ONTARIO)

**THIS CERTIFIES THAT**

**NUMBER**
CERT.9999

**SHARES**
**9,000,000,000*****
***9,000,000,000****
****9,000,000,000***
*****9,000,000,000**
******9,000,000,000*

** SPECIMEN **

CUSIP: 517097101
ISIN: CA5170971017

is the registered holder of

**NINE BILLION AND 00/100**

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

## LARGO INC.

in the Capital of the above named Company subject to the Articles and the By-laws of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the fascimile signatures of its duly authorized officers at Toronto, Ontario, Canada.

**DATED: JANUARY 01, 2009**

COUNTERSIGNED AND REGISTERED by
TSX Trust Company, Toronto, Ontario, Canada
Transfer Agent and Registrar

By____________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Continental Stock Transfer & Trust Co.
1 State Street, 30th Floor
New York, NY 10004
Co-Transfer Agent

By____________________
AUTHORIZED OFFICER

Paulo Misk
President, CEO, and Director

Ernest Cleave
CFO

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada, and at the offices of Continental Stock Transfer & Trust Company, New York, New York, USA

SECURITY INSTRUCTIONS ON REVERSE — VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

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6242845

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

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|---|---|---|---|---|---|---|---|---|---|---|
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______________________________________________

(Name and address of transferee)

______________________________________________

______________________________________________ Shares

registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

______________________________________________ the attorney

of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated______________________

Signature:______________________

Guaranteed by:______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND IN EVERY PARTICULAR WITH THE SURNAME AND FIRST NAMES(S) OR INITIALS SHOWN ON THE FACE OF THIS CERTIFICATE AND MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR A MEMBER OF A RECOGNIZED STOCK EXCHANGE

999999 TIR5405 ACCT9999 CERT.9999

**RESTRICTIONS**



SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

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